VANGUARD(R) GROWTH AND INCOME FUND

ANNUAL REPORT -- DECEMBER 31, 2000

[Vanguard Ship Logo]

A member of
The Vanguard Group(R)

SOME LESSONS FROM 2000
Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:
     **Things change. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.
     **Diversification matters. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.
     **Perspective is paramount. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Growth and Income Fund provided a disappointing absolute return of -9.0% in 2000, but ended the year a tiny bit ahead of the S&P 500 Index.

* Poor--and in some cases terrible--returns from technology stocks hurt the fund's performance.

* During 2000, the returns of large- capitalization stocks fell short of the returns of mid- and small-cap issues, and of bonds.

CONTENTS
 1 Letter from the Chairman
 6 Report from the Adviser
 9 Fund Profile
10 Glossary of Investment Terms
11 Performance Summary
12 Report on After-Tax Returns
13 Financial Statements
21 Report of Independent Accountants

LETTER
 from the Chairman

Fellow Shareholder,

As expected, VANGUARD GROWTH AND INCOME FUND earned a return in 2000 that was similar to that of the Standard & Poor's 500 Index. Unfortunately for our shareholders, matching the return of large-capitalization stocks during the 12 months ended December 31, 2000, meant that we had the worst absolute return in the fund's history.

2000 TOTAL RETURNS                       Year Ended
                                        December 31
---------------------------------------------------
Vanguard Growth and Income Fund               -9.0%
Average Large-Cap Core Fund*                  -9.0
S&P 500 Index                                 -9.1
---------------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund's -9.0% total return was its first negative return since 1994 and the lowest since its 1986 inception. Though this result was disappointing on an absolute basis, it was in line with the fund's comparative measures, as you can see in the table above.
     The fund's total return (capital change plus reinvested dividends) is based on a decrease in net asset value from $37.08 per share on December 31, 1999, to $32.06 per share on December 31, 2000, and is adjusted for dividends totaling $0.35 per share paid from net investment income and distributions totaling $1.47 per share paid from net realized capital gains.
     If you own Vanguard Growth and Income Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 12.

FINANCIAL MARKETS IN REVIEW
The year 2000 was in many ways the flip side of its predecessor. The pace of economic growth slowed instead of accelerating as the year progressed, the broad U.S. stock market fell instead of soaring, "dot-com" changed from magic formula to near-poison among investors, value stocks outpaced their growth counterparts, and bonds--the downtrodden asset class of 1999--provided the best returns.
     Interestingly, 2000 started off looking a lot like 1999. In February, the U.S. economy reached its record-breaking ninth year of growth uninterrupted by a recession, and gross domestic product grew at an annual pace of 4.8% in the first quarter. In March, broad market indexes were pushed to all-time highs, fueled by the skyrocketing prices of growth stocks, particularly in the technology sector.
     Then came an abrupt reversal. The technology-dominated Nasdaq Composite Index fell -34% in the five weeks after its March high. And despite many interim rallies--including 13 increases of 5% or more in a single day--the Nasdaq returned -38.7% for the 12 months, having fallen -51% from its peak in March to the year-end.

MARKET BAROMETER                                    Average Annual Total Returns
                                                 Periods Ended December 31, 2000

                                                      One      Three        Five
                                                     Year      Years       Years
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                          -9.1%      12.3%       18.3%
Russell 2000 Index (Small-caps)                     -3.0        4.6        10.3
Wilshire 5000 Index (Entire market)                -11.0       10.7        16.7
MSCI EAFE Index (International)                    -14.0        9.6         7.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)         11.6%       6.4%        6.5%
Lehman 10 Year Municipal Bond Index                 10.8        5.3         5.9
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                            6.0        5.2         5.2
--------------------------------------------------------------------------------
CPI
Consumer Price Index                                 3.4%       2.6%        2.5%
--------------------------------------------------------------------------------

     The overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, recorded its first negative return since 1994 and its worst calendar-year performance since 1974.
     Several factors were at work in the markets. High energy prices raised the specter of inflation and cut into profits for some industries. A stronger U.S.
dollar threatened corporate profits from foreign operations. And the Federal Reserve Board's series of interest rate boosts--implemented from mid-1999 through May 2000 to counter inflationary pressures--began to have their intended effect in slowing the pace of economic growth. Indeed, by year-end, markets were expecting the Fed to begin reducing rates to keep the slowdown from turning into a recession. (The Fed acted on January 3, 2001, cutting short-term interest rates by 0.5 percentage point.)
     Investors worried that a slower economy, combined with the boom in capital investment in recent years, would result in significant overcapacity in many industries. Many believed that companies would find it hard--if not impossible--to sustain earnings growth in this environment. And, in fact, by late 2000, hundreds of companies were reporting earnings that failed to meet expectations. Technology and telecommunications stocks, whose prices had reflected the highest levels of optimism, were the hardest hit.

SOME STOCKS SURGE
Amid the declines, the stock market also had its success stories. The big winners in 2000 were in health care, utilities (except for telecommunications firms), energy, and financial services. After five years as outcasts, value stocks--those with relatively low prices in relation to earnings, book value, dividends, and other measures--far outperformed their growth counterparts and posted solid positive returns. The value stocks within the S&P 500 Index returned 6.1%, while the growth stocks within the index fell -22.1%. When results are sorted by market capitalization, mid-cap stocks did the best (the S&P MidCap 400 Index returned 17.5%), followed by small-cap stocks.

     Oddly,  by certain  measures,  2000 was a better year for stocks than 1999:
Almost 47% of the stocks in the Russell 3000, for example, had positive returns, compared with about 45% the previous year. However, most market indexes are weighted according to market capitalization, so the declines of very large stocks had a much bigger influence on index returns than did the gains of smaller stocks. In 1999, the oversized gains for some of those same large stocks skewed results in the other direction.

BONDS SHINE
High-quality bonds benefited from their status as a haven from stock market volatility and from a belief that the slower economy would forestall inflation. Also helping bond prices was shrinkage in the supply of securities issued by the U.S. Treasury and many state governments, as budget surpluses reduced the need for them to borrow. Bond price increases, combined with interest income, resulted in double-digit returns for longer-duration Treasury, agency, and mortgage-backed bonds. Bond yields, of course, move in the opposite direction from prices. The yield of the 30-year Treasury bond fell 102 basis points (1.02 percentage points) during the year to 5.46% by December 31; the 10-year Treasury yield fell 133 basis points to 5.11%. Investment-grade corporate bonds did not perform as well as Treasury bonds, but still posted respectable results.

--------------------------------------------------------------------------------
OUR ADVISER MADE SOME SUBPAR PICKS AMONG TECHNOLOGY STOCKS BUT RELATIVELY STRONG SELECTIONS IN THE UTILITIES, CONSUMER STAPLES, AND FINANCIAL SERVICES SECTORS.
--------------------------------------------------------------------------------

     Short-term interest rates, which are most directly influenced by the Federal Reserve's actions, rose during 2000. Yields on 3-month Treasury bills rose 57 basis points to 5.90%.

2000 PERFORMANCE OVERVIEW
As you know, the fund's objective is to earn a return that, over the long term, exceeds that of the S&P 500 Index while maintaining a risk profile similar to that of the index. We slightly outpaced the index in 2000, as we have over the past decade.
     Because the quantitative models used by our investment adviser, Franklin Portfolio Associates LLC, aim to keep the fund closely in line with the S&P 500 Index, our commitments to market sectors typically do not vary much from the index weightings. Therefore, our performance versus the index is often determined by our selection of individual stocks. During 2000, our relative results were hindered by some subpar stock-picking in the technology sector--where we invested an average of about 27% of the fund's assets--and in the consumer discretionary area, where our selections returned an average of -31.7%, compared with the index sector's -27.2% return. However, we made up some of that ground with relatively strong selections among consumer staples stocks and utilities shares. In addition, we recorded a strong performance in the financial services sector, the third best-performing group within the S&P
500. We also benefited from a slightly higher weighting in financial services stocks (an average of about 16% for the fund, compared with less than 15% for the index) and utilities shares.
     The Report from the Adviser, which begins on page 6, provides details about specific securities.

LONG-TERM PERFORMANCE OVERVIEW
Though a review of a fund's fiscal year is helpful, we believe that investment performance should be measured over the long haul. The table below presents the average annual returns for your fund, its average peer, and the S&P 500 Index over the past decade. It also presents the results of hypothetical $10,000 investments in each.
     As you can see, our margin of superiority over our average peer mutual fund was significant, amounting to almost $6,700. We point out that the past decade--with the exception of 2000--was an especially good one for large-cap stocks. On average, our peer mutual funds hold stocks that are smaller than those held by Vanguard Growth and Income Fund.
     Another ingredient in our success is our low costs. Your fund's annualized expense ratio is 0.38%, or $3.80 per $1,000 of assets, versus the 1.31% ($13.10 per $1,000) charged by the average large-cap core fund, according to Lipper Inc. This cost advantage gives your fund a head start versus competitors. However, in comparison with the index, our fund--and in fact, any fund--is at a disadvantage, because funds incur operating and transaction costs (such as brokerage commissions and bid-asked spreads) that the theoretical indexes do not incur. That makes our margin over the S&P 500 over the decade impressive.

TOTAL RETURNS                                                   Ten Years Ended
                                                              December 31, 2000

                                           Average               Final Value of
                                            Annual                    a $10,000
                                            Return           Initial Investment
--------------------------------------------------------------------------------
Vanguard Growth and Income Fund              17.7%                      $50,872
Average Large-Cap Core Fund                  16.0                        44,186
S&P 500 Index                                17.5                        49,979
--------------------------------------------------------------------------------

     Our excellent long-term record is the result of the fine portfolio management skills of our adviser, Franklin Portfolio Associates. As we reported to you six months ago, John J. Nagorniak, Franklin's founder, retired on June 30 and was succeeded by John S. Cone, a member of the Franklin team since 1982 and a key contributor to the development of the quantitative models that the firm uses to select stocks. We would again like to thank Mr. Nagorniak for his dedication and hard work on behalf of our shareholders, and we look forward to a continuation of the fund's fine record under the direction of Mr. Cone.
     Though we are confident that we will continue to earn returns that outpace those of similar funds over the long run, we are not foolish enough to make predictions about future absolute returns--other than to say that there's an excellent chance that they won't be nearly as high in the next ten years as they were over the past decade. Preparing for lower future returns is not only realistic, but practical. All investors should prefer that surprises provided by the financial markets are pleasant ones.

IN SUMMARY
During 2000, many investors were reminded that diversification matters. Sadly, for many aggressive investors, it was a painful reminder. So, after a year when the investment environment was extremely difficult, we offer the same counsel we've given in previous years when investing seemed easy: Build a diversified portfolio of stock funds, bond funds, and short-term investments and stick with it. Thank you for your continued confidence in our fund.

Sincerely,

January 16, 2001

[PHOTO--JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and
Chief Executive Officer

REPORT
from the Adviser                               FRANKLIN PORTFOLIO ASSOCIATES LLC

After five years of annual returns ranging from 23% to 36%, vanguard growth and income fund returned -9.0% in 2000. This was slightly better than the -9.1% return for the S&P 500 Index. Although we never enjoy negative returns, the downturn of 2000 may, in the long run, prove to be a healthy adjustment of prices to reflect more realistic expectations of long-run corporate earnings growth. Prices of U.S. equities in recent years have run ahead of the actual growth rates (or reasonable expectations for future growth) of the economy and corporate profits. When valuations outrace fundamentals, the market is subject to corrections, as we saw in 2000.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
THE FUND REFLECTS A BELIEF THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY USING QUANTITATIVE METHODS TO SELECT STOCKS THAT, IN THE AGGREGATE, HAVE RISK CHARACTERISTICS SIMILAR TO THE S&P 500 INDEX BUT THAT ARE CURRENTLY UNDERVALUED BY THE MARKET.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
Your fund faced a challenging environment in 2000 as volatility--one measure of investment risk--continued to be especially high with respect to prices, earnings, and growth expectations. Growth stocks outperformed value stocks in the first quarter, but were underperformers for the rest of the year, especially during the fourth quarter. For the full year, value stocks severely trounced growth stocks across the capitalization spectrum. It was a year of rapidly changing expectations for individual companies and industries, with a large dose of political and economic uncertainty thrown in near year-end. Looking forward, the fundamentals for corporate America remain strong, and our fiscal and monetary policymakers have plenty of options for action if we do in fact face an economic downturn in 2001.

OUR SUCCESSES
We use a number of measures to determine the relative attractiveness of securities considered for inclusion in the fund. In addition to measures that gauge a stock's growth potential, we monitor a security's valuation characteristics (such as price relative to earnings, sales, and book value). The impact of these valuation measures on the fund's performance was distinctly positive in relation to our index benchmark. The fund, in aggregate, was mildly tilted toward "cheaper" stocks relative to the S&P 500 Index, which helped us to edge out the index. Our measures also resulted in a mild tilt away from the very largest

S&P 500 stocks, a stance that also added to relative performance. In addition, small though significant industry tilts (in particular, our underweighting of consumer noncyclical companies and our overweighting of financial services and utility stocks) had positive impacts on the fund's performance.

OUR SHORTCOMINGS
Although our tilt toward "value" stocks and our related industry "bets" helped the fund versus the S&P 500 Index, we did a poor job of individual stock selection, especially in technology and some other high-growth areas. We had some winning positions, including an underweighting in Dell Computer and overweighted positions in Boeing, Pfizer, and Lehman Brothers. However, for the full year, our individual stock bets as a group detracted from performance relative to the index. Among these underperforming tech-related stocks were QUALCOMM (our biggest winner in 1999!), WorldCom, Corning, Siebel Systems, and Adaptec.
     Our earnings momentum indicators, which are often very effective in the technology sector, had disappointing results in 2000 and were a major reason for the ineffective stock selection. However, we remain confident about the long-term viability and effectiveness of these indicators and will continue to blend them with measures of relative valuation to select stocks for the fund.

SUMMARY
We believe the Growth and Income Fund is very well positioned to weather the market conditions of 2001 and beyond. It is unclear in the near-term whether we face a continuation of the current correction in U.S. equity prices or whether the economy will make a "soft landing" to a more moderate growth rate, leaving current market pricing intact. Regardless, we emphasize a long-term outlook, and we believe that Franklin's approach to picking stocks and controlling risk in the fund will continue to produce superior investment results. Our investment results in 2000 reflected the fact that we charted a course between those taken by value investors on the one hand and growth investors on the other. Our goal for the future is to continue to stay the course, while trying to increase the performance margin above the unmanaged S&P 500 Index.

John S. Cone, CFA, President and Chief Executive Officer
January 10, 2001

(Portfolio Changes table is on the next page.)

PORTFOLIO CHANGES                     Year Ended December 31, 2000

                                      Comments
--------------------------------------------------------------------------------
ADDITIONS
Qwest Communications*                 High value relative to industry group.
--------------------------------------------------------------------------------
American International Group          A consistent performer.
--------------------------------------------------------------------------------
JDS Uniphase*                         Selected for its earnings momentum.
--------------------------------------------------------------------------------
Siebel Systems*                       Another earnings momentum pick.
================================================================================
REDUCTIONS
Anheuser-Busch**                      Low relative value.
--------------------------------------------------------------------------------
Comcast**                             Deteriorating earnings.
--------------------------------------------------------------------------------
Emerson**                             The price had run up.
--------------------------------------------------------------------------------
Lehman Brothers                       Deteriorating earnings momentum.
--------------------------------------------------------------------------------
 *New holdings in portfolio.
**Eliminated from portfolio.

SEE PAGE 13
FOR A COMPLETE
LISTING OF THE
FUND'S  HOLDINGS.

FUND PROFILE                                             As of December 31, 2000
 for Growth and Income Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                                       Wilshire
                                          Fund         Best Fit*           5000
--------------------------------------------------------------------------------
Number of Stocks                           160               500          6,638
Median Market Cap                       $67.7B            $71.6B         $40.0B
Price/Earnings Ratio                     21.4x             26.0x          27.4x
Price/Book Ratio                          4.3x              4.7x           4.2x
Yield                                     0.9%              1.2%           1.2%
Return on Equity                         22.2%             23.7%          22.5%
Earnings Growth Rate                     17.2%             15.5%          15.8%
Foreign Holdings                          2.4%              1.4%           0.0%
Turnover Rate                              65%                --             --
Expense Ratio                            0.38%                --             --
Cash Investments                          0.4%                --             --
--------------------------------------------------------------------------------

----------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)

Pfizer, Inc.                       3.6%
 (pharmaceuticals)
Citigroup, Inc.                    3.3
 (financial services)
Merck & Co., Inc.                  3.1
 (pharmaceuticals)
Exxon Mobil Corp.                  3.1
 (oil)
Johnson & Johnson                  2.8
 (pharmaceuticals)
Cisco Systems, Inc.                2.7
 (computer networks)
American International Group, Inc. 2.7
 (insurance)
General Electric Co.               2.7
 (conglomerate)
Oracle Corp.                       1.8
 (software)
The Boeing Co.                     1.8
 (aerospace & defense)
----------------------------------------
Top Ten                           27.6%
----------------------------------------

--------------------------------------------------
VOLATILITY MEASURES

                                          Wilshire
                  Fund    Best Fit*   Fund    5000
--------------------------------------------------
R-Squared         0.97        1.00    0.92    1.00
Beta              1.02        1.00    0.94    1.00
--------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)

                                                                        Wilshire
                                           Fund         Best Fit*           5000
--------------------------------------------------------------------------------
Auto & Transportation                      1.7%              1.7%           1.8%
Consumer Discretionary                    10.5              10.8           12.2
Consumer Staples                           4.9               7.2            6.1
Financial Services                        19.9              18.3           19.1
Health Care                               14.3              14.1           14.1
Integrated Oils                            7.6               5.2            3.4
Other Energy                               1.6               2.4            2.9
Materials & Processing                     1.4               2.5            2.8
Producer Durables                          4.8               2.9            3.4
Technology                                18.8              20.3           20.3
Utilities                                  8.8               8.5            8.6
Other                                      5.7               6.1            5.3
--------------------------------------------------------------------------------

------------------------
INVESTMENT FOCUS
[CHART]

MARKET CAP -- LARGE
STYLE      -- BLEND
------------------------

*S&P 500 Index.

VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.

GLOSSARY
 of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 for Growth and Income Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 December 31, 1990-December 31, 2000

  Growth and Income Fund             S&P 500 Index
1991 -              30.3                      30.5
1992 -               7.0                       7.6
1993 -              13.8                      10.1
1994 -              -0.6                       1.3
1995 -              35.9                      37.6
1996 -              23.1                      23.0
1997 -              35.6                      33.4
1998 -              23.9                      28.6
1999 -              26.0                      21.0
2000 -              -9.0                      -9.1
--------------------------------------------------------------------------------
See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       December 31, 1990-December 31, 2000
[MOUNTAIN CHART]

Initial Investment of $10,000

DATE        Growth and   Average Large-   S&P 500    Wilshire 5000
           Income Fund   Cap Core Fund     Index         Index
------------------------------------------------------------------
199103         11437         11482         11453         11646
199106         11324         11381         11426         11609
199109         11959         12122         12037         12346
199112         13029         13207         13047         13421
199203         12702         13014         12717         13242
199206         12734         12933         12959         13226
199209         13053         13293         13368         13632
199212         13942         14175         14041         14624
199303         14806         14743         14654         15247
199306         15066         14849         14725         15362
199309         15610         15363         15106         15983
199312         15870         15679         15456         16274
199403         15215         15152         14870         15667
199406         15114         15020         14932         15545
199409         15792         15664         15662         16390
199412         15773         15461         15660         16264
199503         17223         16741         17185         17733
199506         18845         18186         18825         19388
199509         20521         19564         20321         21160
199512         21440         20461         21544         22192
199603         22705         21556         22701         23439
199606         23493         22379         23720         24472
199609         24154         23107         24453         25164
199612         26385         24660         26491         26900
199703         26864         24987         27201         27074
199706         31398         29028         31950         31646
199709         35166         31215         34343         34733
199712         35775         31631         35329         35316
199803         40695         35904         40258         40000
199806         42254         36866         41587         40779
199809         36757         32636         37450         35874
199812         44341         39669         45426         43591
199903         46373         41671         47689         45236
199906         50374         44394         51051         48767
199909         47870         41689         47863         45542
199912         55887         48535         54985         53861
200003         56400         50713         56245         55917
200006         54758         49441         54751         53410
200009         55646         49110         54221         53498
200012         50872         44186         49979         47943




                           Average Annual Total Returns
                          Periods Ended December 31, 2000            Final Value
                        ----------------------------------          of a $10,000
                         1 Year     5 Years       10 Years            Investment
--------------------------------------------------------------------------------
Growth and Income Fund   -8.97%      18.86%         17.67%               $50,872
Average Large-Cap
 Core Fund*              -8.96       16.65          16.02                 44,186
S&P 500 Index            -9.10       18.33          17.46                 49,979
Wilshire 5000 Index     -10.99       16.66          16.97                 47,943
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

A REPORT
 on Your Fund's After-Tax Returns

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.
     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes. Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

PRE-TAX AND AFTER-TAX                            Periods Ended December 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                              One Year         Five Years         Ten Years
                         =------------------------------------------------------
                         Pre-Tax After-Tax  Pre-Tax After-Tax  Pre-Tax After-Tax
--------------------------------------------------------------------------------
Vanguard Growth and
 Income Fund             -9.0%     -10.3%    18.9%     16.2%     17.7%     15.0%
Average Large
 Blend Fund*             -7.0       -8.6     16.0      13.6      15.7      13.3
--------------------------------------------------------------------------------
*Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.
     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.
     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2001 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.

FINANCIAL STATEMENTS
 December 31, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
Growth and Income Fund                                    Shares          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.6%)(1)
--------------------------------------------------------------------------------
Auto & Transportation (1.7%)
  Ford Motor Co.                                       1,928,900      $  45,209
  Southwest Airlines Co.                               1,248,700         41,869
  Delta Air Lines, Inc.                                  418,300         20,993
  Eaton Corp.                                            242,700         18,248
* FedEx Corp.                                            437,700         17,490
* Navistar International Corp.                           335,100          8,775
                                                                   -------------
                                                                        152,584
                                                                   -------------
Consumer Discretionary (10.3%)
  Sears, Roebuck & Co.                                 4,132,900        143,618
  Wal-Mart Stores, Inc.                                2,401,900        127,601
  Home Depot, Inc.                                     2,549,200        116,467
* Viacom Inc. Class B                                  1,720,767         80,446
  The Walt Disney Co.                                  2,663,300         77,069
* America Online, Inc.                                 1,926,500         67,042
  Lowe's Cos., Inc.                                      758,400         33,749
* Clear Channel
   Communications, Inc.                                  657,200         31,833
  Knight Ridder                                          528,800         30,075
* Tricon Global Restaurants, Inc.                        886,300         29,248
  Gannett Co., Inc.                                      461,400         29,097
  Tribune Co.                                            569,300         24,053
* Kohl's Corp.                                           330,200         20,142
* Yahoo!, Inc.                                           637,500         19,165
  New York Times Co. Class A                             445,700         17,856
  International Flavors
   & Fragrances, Inc.                                    718,700         14,599
  May Department Stores Co.                              434,700         14,236
  Darden Restaurants Inc.                                576,100         13,178
  Kimberly-Clark Corp.                                   173,100         12,236
  Eastman Kodak Co.                                      231,000          9,096
  Tupperware Corp.                                       357,500          7,306
* AutoZone Inc.                                          166,300          4,740
  Alberto-Culver Co. Class B                              92,000          3,939
* Convergys Corp.                                         17,600            797
                                                                   -------------
                                                                        927,588
                                                                   -------------
Consumer Staples (4.9%)
  PepsiCo, Inc.                                        2,588,200        128,278
  Philip Morris Cos., Inc.                             2,068,900         91,032
  Unilever NV ADR                                      1,103,400         69,445
  ConAgra Foods, Inc.                                  1,511,000         39,286
  Ralston-Ralston Purina Group                         1,334,500         34,864
* Safeway, Inc.                                          495,000         30,938
* The Kroger Co.                                       1,044,100         28,256
  SuperValu Inc.                                       1,066,500         14,798
                                                                   -------------
                                                                        436,897
                                                                   -------------
Financial Services (19.6%)
 Citigroup, Inc.                                       5,750,500        293,635
 American International
  Group, Inc.                                          2,470,728        243,521
 FleetBoston Financial Corp.                           3,324,200        124,865

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
Growth and Income Fund                                    Shares          (000)
--------------------------------------------------------------------------------
 Bank of America Corp.                                 2,635,071     $  120,884
 Merrill Lynch & Co., Inc.                             1,745,100        118,994
 J.P. Morgan & Co., Inc.                                 591,000         97,811
 Morgan Stanley
  Dean Witter & Co.                                    1,188,110         94,158
 Golden West Financial Corp.                           1,111,800         75,046
 Providian Financial Corp.                             1,247,600         71,737
 KeyCorp                                               2,474,800         69,294
 Fannie Mae                                              731,000         63,414
 Lehman Brothers Holdings, Inc.                          930,100         62,898
 The Chase Manhattan Corp.                             1,061,700         48,241
 MGIC Investment Corp.                                   668,100         45,055
 Household International, Inc.                           781,600         42,988
 Paychex, Inc.                                           875,000         42,547
 Washington Mutual, Inc.                                 566,800         30,076
 MBNA Corp.                                              567,000         20,944
 First Data Corp.                                        369,200         19,452
 National City Corp.                                     643,600         18,504
 Marsh & McLennan Cos., Inc.                             130,600         15,280
 Wachovia Corp.                                          239,300         13,909
 Loews Corp.                                             115,400         11,951
 Deluxe Corp.                                            386,600          9,769
 Automatic Data Processing, Inc.                          77,800          4,926
                                                                   -------------
                                                                      1,759,899
                                                                   -------------
Health Care (14.1%)
  Pfizer, Inc.                                         7,018,550        322,853
  Merck & Co., Inc.                                    2,988,100        279,761
  Johnson & Johnson                                    2,355,000        247,422
  Abbott Laboratories                                  2,916,380        141,262
  Pharmacia Corp.                                      1,072,118         65,399
  Cardinal Health, Inc.                                  588,850         58,664
  UnitedHealth Group Inc.                                749,200         45,982
* Wellpoint Health
   Networks Inc. Class A                                 357,500         41,202
* Forest Laboratories, Inc.                              191,400         25,432
* Watson Pharmaceuticals, Inc.                           340,500         17,429
* MedImmune Inc.                                         271,500         12,947
  Tenet Healthcare Corp.                                 162,700          7,230
* HEALTHSOUTH Corp.                                      113,200          1,847
                                                                   -------------
                                                                      1,267,430
                                                                   -------------
Integrated Oils (7.5%)
 Exxon Mobil Corp.                                     3,191,068        277,423
 Royal Dutch
  Petroleum Co. ADR                                    2,159,800        130,803
 Occidental Petroleum Corp.                            3,065,600         74,341
 Kerr-McGee Corp.                                        928,000         62,118
 Amerada Hess Corp.                                      769,600         56,229
 USX-Marathon Group                                    1,740,100         48,288
 Coastal Corp.                                           154,000         13,600
 Chevron Corp.                                           149,700         12,640
                                                                   -------------
                                                                        675,442
                                                                   -------------
Other Energy (1.6%)
  Tosco Corp.                                          1,698,700         57,650
* Calpine Corp.                                          565,900         25,501
  Ashland, Inc.                                          505,500         18,142
* Rowan Cos., Inc.                                       653,800         17,653
  Devon Energy Corp.                                     212,500         12,956
  Sunoco, Inc.                                           376,800         12,693
                                                                   -------------
                                                                        144,595
                                                                   -------------
Materials & Processing (1.4%)
 Alcoa Inc.                                            1,379,000         46,196
 Weyerhaeuser Co.                                        653,900         33,185
 Willamette Industries, Inc.                             389,900         18,301
 Sherwin-Williams Co.                                    627,500         16,511
 PPG Industries, Inc.                                    215,700          9,990
                                                                   -------------
                                                                        124,183
                                                                   -------------
Producer Durables (4.7%)
  The Boeing Co.                                       2,472,700        163,198
  Caterpillar, Inc.                                      985,000         46,603
* Power-One, Inc.                                        913,200         35,900
* Applied Materials, Inc.                                800,000         30,550
  Dover Corp.                                            736,700         29,882
  Northrop Grumman Corp.                                 331,900         27,548
  Kaufman & Broad Home Corp.                             696,100         23,450
  Danaher Corp.                                          236,600         16,178
  Pulte Corp.                                            328,100         13,842
* Teradyne, Inc.                                         344,200         12,821
* Agilent Technologies, Inc.                             209,800         11,487
* Novellus Systems, Inc.                                 274,300          9,858
                                                                   -------------
                                                                        421,317
                                                                   -------------
Technology (18.6%)
* Cisco Systems, Inc.                                  6,391,700        244,483
* Oracle Corp.                                         5,629,900        163,619
  Intel Corp.                                          4,709,300        141,573
* Microsoft Corp.                                      3,222,300        139,767
* EMC Corp.                                            1,576,100        104,811
  Nortel Networks Corp.                                2,956,000         94,777
  International Business
   Machines Corp.                                        993,700         84,464
* Veritas Software Corp.                                 905,699         79,249
* Siebel Systems, Inc.                                 1,086,300         73,461
  Corning, Inc.                                        1,253,900         66,222
  Hewlett-Packard Co.                                  1,963,600         61,976
  Texas Instruments, Inc.                              1,072,500         50,810
* QUALCOMM, Inc.                                         599,500         49,271
* JDS Uniphase Corp.                                   1,019,200         42,488
  Motorola, Inc.                                       1,967,031         39,832
* Sun Microsystems, Inc.                               1,227,400         34,214
* Network Appliance, Inc.                                516,500         33,153
* Sanmina Corp.                                          321,700         24,650
* Analog Devices, Inc.                                   422,900         21,647
* Xilinx, Inc.                                           440,100         20,300
* Broadcom Corp.                                         218,500         18,354
* Altera Corp.                                           454,000         11,946
  Scientific-Atlanta, Inc.                               343,800         11,195
* Advanced Micro Devices, Inc.                           762,700         10,535
* Palm, Inc.                                             369,212         10,453
* 3Com Corp.                                           1,141,200          9,700

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
Growth and Income Fund                                    Shares          (000)
--------------------------------------------------------------------------------
* ADC Telecommunications, Inc.                           525,600      $   9,526
* Dell Computer Corp.                                    301,400          5,256
* BroadVision, Inc.                                      287,000          3,390
  Compaq Computer Corp.                                  142,100          2,139
* Micron Technology, Inc.                                 45,700          1,622
* Avaya Inc.                                             126,168          1,301
                                                                   -------------
                                                                      1,666,184
                                                                   -------------
Utilities (8.7%)
* Qwest Communications
   International Inc.                                  3,768,300        154,500
  BellSouth Corp.                                      3,374,900        138,160
  Reliant Energy, Inc.                                 2,263,700         98,047
  TXU Corp.                                            1,690,200         74,897
  AT&T Corp.                                           3,087,529         53,453
  Public Service Enterprise
   Group, Inc.                                         1,044,400         50,784
  ALLTEL Corp.                                           693,600         43,307
  FPL Group, Inc.                                        584,500         41,938
* WorldCom, Inc.                                       2,273,600         31,973
  GPU, Inc.                                              725,000         26,689
  FirstEnergy Corp.                                      546,600         17,252
  Exelon Corp.                                           231,000         16,219
  Consolidated Edison Inc.                               384,900         14,819
  Pinnacle West Capital Corp.                            291,200         13,868
                                                                   -------------
                                                                        775,906
                                                                   -------------
Other (5.5%)
 General Electric Co.                                  4,996,600        239,525
 Minnesota Mining &
  Manufacturing Co.                                    1,041,900        125,549
 Tyco International Ltd.                               1,160,000         64,380
*FMC Corp.                                               258,500         18,531
 Johnson Controls, Inc.                                  316,000         16,432
(3)Vivendi Universal ADR                                 250,000         16,328
 Textron, Inc.                                           190,500          8,858
                                                                   -------------
                                                                        489,603
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $7,821,674)                                                    8,841,628
--------------------------------------------------------------------------------
                                                            FACE          MARKET
                                                          AMOUNT          VALUE*
                                                           (000)           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.3%)
--------------------------------------------------------------------------------
U.S. TREASURY BILL
(2) 6.23%, 3/15/2001                                     $ 5,400        $ 5,339
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 6.10%, 1/2/2001--Note G                                   8,710          8,710
 6.14%, 1/2/2001                                          99,696         99,696
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $113,738)                                                        113,745
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
 (Cost $7,935,412)                                                    8,955,373
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     54,759
Liabilities--Note G                                                     (42,535)
                                                                   -------------
                                                                         12,224
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 279,677,372 outstanding
 $.001 par value shares of beneficial interest
 (unlimited authorization)                                           $8,967,597
================================================================================
NET ASSET VALUE PER SHARE                                                $32.06
================================================================================
*    See Note A in Notes to Financial Statements.
*    Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures
     investments,   the  fund's   effective  common  stock  and  temporary  cash
     investment positions represents 99.6% and 0.3%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)  Security segregated as initial margin for open futures contracts.
(3) All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements. ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                          Amount            Per
                                                           (000)          Share
--------------------------------------------------------------------------------
Paid-in Capital--Note E                               $7,971,743         $28.50
Overdistributed Net
 Investment Income                                        (2,107)          (.01)
Accumulated Net Realized
 Losses--Note E                                          (18,932)          (.07)
Unrealized Appreciation
 (Depreciation)--Note F
 Investment Securities                                 1,019,961           3.65
 Futures Contracts                                        (3,068)          (.01)
--------------------------------------------------------------------------------
NET ASSETS                                            $8,967,597         $32.06
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                         Growth and Income Fund
                                                   Year Ended December 31, 2000
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                            $ 119,428
 Interest                                                                 9,148
 Security Lending                                                             7
--------------------------------------------------------------------------------
  Total Income                                                          128,583
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                                               7,477
  Performance Adjustment                                                  1,332
 The Vanguard Group--Note C
  Management and Administrative                                          24,850
  Marketing and Distribution                                              1,275
 Custodian Fees                                                             112
 Auditing Fees                                                               13
 Shareholders' Reports                                                      253
 Trustees' Fees and Expenses                                                 13
--------------------------------------------------------------------------------
  Total Expenses                                                         35,325
  Expenses Paid Indirectly--Note D                                         (943)
--------------------------------------------------------------------------------
  Net Expenses                                                           34,382
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    94,201
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                             155,825
 Futures Contracts                                                       (9,499)
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                       146,326
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                               (1,093,585)
 Futures Contracts                                                       (6,197)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (1,099,782)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ (859,255)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                      Growth and Income Fund
                                                      Year Ended December 31,
                                                   -----------------------------
                                                        2000              1999
                                                       (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                              $ 94,201          $ 69,471
 Realized Net Gain                                   146,326           569,667
 Change in Unrealized Appreciation (Depreciation) (1,099,782)          989,796
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                         (859,255)        1,628,934
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                               (94,338)          (70,403)
 Realized Capital Gain                              (377,939)         (288,660)
--------------------------------------------------------------------------------
  Total Distributions                               (472,277)         (359,063)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                            3,104,349         3,205,474
 Issued in Lieu of Cash Distributions                442,539           338,671
 Redeemed                                         (2,064,143)       (1,158,132)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions     1,482,745         2,386,013
--------------------------------------------------------------------------------
 Total Increase                                      151,213         3,655,884
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year                                 8,816,384         5,160,500
--------------------------------------------------------------------------------
 End of Year                                      $8,967,597        $8,816,384
================================================================================
1Shares Issued (Redeemed)
 Issued                                               88,180            94,634
 Issued in Lieu of Cash Distributions                 12,693             9,544
 Redeemed                                            (58,968)          (34,150)
--------------------------------------------------------------------------------
  Net Increase in Shares Outstanding                  41,905            70,028
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------
                                                                  Growth and Income Fund
                                                                  Year Ended December 31,
                                                      ------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR          2000      1999     1998     1997      1996
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                  $37.08    $30.76   $26.19   $22.23    $19.95
------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                 .35       .33      .32      .41       .41
 Net Realized and Unrealized Gain (Loss)
  on Investments                                     (3.55)     7.60     5.86     7.15      4.09
------------------------------------------------------------------------------------------------
  Total from Investment Operations                   (3.20)     7.93     6.18     7.56      4.50
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 (.35)     (.33)    (.33)    (.42)     (.40)
 Distributions from Realized Capital Gains           (1.47)    (1.28)   (1.28)   (3.18)    (1.82)
------------------------------------------------------------------------------------------------
  Total Distributions                                (1.82)    (1.61)   (1.61)   (3.60)    (2.22)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $32.06    $37.08   $30.76   $26.19    $22.23
================================================================================================
TOTAL RETURN                                        -8.97%    26.04%   23.94%   35.59%    23.06%
================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                 $8,968    $8,816   $5,161   $2,142    $1,285
 Ratio of Total Expenses to Average Net Assets       0.38%     0.37%    0.36%    0.36%     0.38%
 Ratio of Net Investment Income to
  Average Net Assets                                 1.02%     1.04%    1.27%    1.74%     1.97%
 Portfolio Turnover Rate                               65%       54%      47%      66%       75%
================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Futures Contracts: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Franklin Portfolio Associates LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. For the year ended December 31, 2000, the advisory fee represented an effective annual basic rate of 0.08% of the fund's average net assets before an increase of $1,332,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2000, the fund had contributed capital of $1,720,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.70% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $937,000 and $6,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended December 31, 2000, the fund purchased $7,040,024,000 of investment securities and sold $5,908,966,000 of investment securities, other than U.S. government securities and temporary cash investments.
     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly the fund has reclassified $49,837,000 from accumulated net realized gains to paid-in capital.
     For federal tax purposes, capital gains required to be distributed in December 2000 included net gains realized through October 31, 2000. Subsequently, the fund realized capital losses of $19,126,000 which are available to offset future net capital gains.

F. At December 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,019,961,000, consisting of unrealized gains of $1,921,820,000 on securities that had risen in value since their purchase and $901,859,000 in unrealized losses on securities that had fallen in value since their purchase.

     At December 31, 2000, the aggregate settlement value of open futures contracts expiring in March 2001 and the related unrealized depreciation were:

                                         ---------------------------------------
                                                           (000)
                                         ---------------------------------------
                                                    Aggregate
                                  Number of        Settlement        Unrealized
Futures Contracts            Long Contracts             Value      Depreciation
--------------------------------------------------------------------------------
S&P 500 Index                           270           $90,113           $(3,068)

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

G. The market value of securities on loan to broker/dealers at December 31, 2000, was $8,491,000, for which the fund held cash collateral of $8,710,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT
 of Independent Accountants

To the Shareholders and Trustees of Vanguard Growth and Income Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 29, 2001

--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR VANGUARD GROWTH AND INCOME FUND This information for the fiscal year ended December 31, 2000, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $319,965,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 2000, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE VANGUARD(R)
 Family of Funds

STOCK FUND
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
 (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 John C. Bogle
               Founder; Chairman and Chief Executive, 1974-1996.

[VANGUARD SHIP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of "Victory," by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar Inc., unless otherwise noted.

Standard & Poor's (R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q930 022001